UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






         Date of Report (Date of earliest event reported) 23 April 2002
                                                          -------------


                        Air Products and Chemicals, Inc.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


        Delaware                        1-4534                  23-1274455
   ----------------------------  ------------------------  --------------------
   (State of other jurisdiction  (Commission file number)  ( IRS Identification
      of incorporation)                                          number)


    7201 Hamilton Boulevard, Allentown, Pennsylvania           18195-1501
  ---------------------------------------------------        -------------
        (Address of principal executive offices)               (Zip Code)

    Registrant's telephone number, including area code  (610) 481-4911
                                                        --------------

Item 5. Other Events.
--------------------

                       AIR PRODUCTS APPOINTS JOHN OWINGS
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                   ------------------------------------------

                     CFO Leo Daley to Retire in Summer 2002
            Marshall Sullivan Appointed Vice President and Treasurer

LEHIGH VALLEY,  Pa. (April 23, 2002) - Air Products and Chemicals,  Inc.  (NYSE:
APD) today announced that John R. Owings has been appointed vice president and chief financial officer (CFO), effective May 20, 2002, succeeding Leo J. Daley who will retire this summer after a 23-year career with Air Products. Mr. Owings will be responsible for all aspects of the worldwide financial organization including treasury, investor relations, controllership and audit. He will report to John P. Jones, chairman and CEO.

Mr. Owings joins Air Products from Motorola, Inc. where he recently served as senior vice president and director of finance for the company's Personal Communications Sector. The Personal Communications Sector is the world's second largest cellular handset manufacturer with 2001 sales of $10.4 billion.

"John brings to Air Products an extensive knowledge of the electronics industry, strong financial and operational skills, plus broad experience with international business in all regions of the world," said Mr. Jones. "The outstanding leadership he has demonstrated in his assignments at Motorola will be a tremendous asset to our organization."

Since joining Motorola in 1973, Mr. Owings has served in roles of increasing responsibility as director of finance for five major Motorola businesses, including the Personal Communications Sector; Motorola's Network Solutions Sector and Satellite Communications Group; the Radiotelephone Systems Group; the Motorola Computer Group; and the Integrated Electronics Systems Sector.

Mr. Owings graduated from Northern Illinois University (N.I.U.) in DeKalb, Ill., earning both his B.S. degree in accounting in 1971 and an M.B.A. in finance in 1976.

Air Products also announced the appointment of Marshall Sullivan as vice president and corporate treasurer for the company. Mr. Sullivan has served as corporate treasurer since 1998. He will report to Mr. Owings.

Mr. Sullivan joined Air Products in 1971 as a participant in the company's Career Development Program. He progressed through a series of operating controllership assignments leading to the position of Process Systems Group controller in 1982. In 1990 he was appointed assistant treasurer with responsibility for corporate finance and financial planning and analysis. He assumed additional responsibilities for pension and savings plan investments in 1993 and treasury operations in 1994.

Mr. Sullivan received a B.S. degree in mechanical engineering from Carnegie Mellon University in 1965 and an M.B.A. from Cornell University in 1971. He is a member of the National Association of Corporate Treasurers and the Financial Executives Institute.

Air Products and Chemicals, Inc. (www.airproducts.com) is the world's only combined gases and chemicals company. Founded more than 60 years ago, the business has annual revenues of $5.7 billion and operations in 30 countries. Air Products is a market leader in the global electronics and chemical processing industries, and a longstanding innovator in many industrial markets, including coatings, adhesives and polyurethanes. The company distinguishes itself through its 18,000 employees around the world, who build lasting relationships with their customers and communities based on understanding, integrity and passion.

        #                         #                          #


     Media Inquiries:
     ----------------
           Beth K. Mentesana, tel: (610) 481-2459; e-mail: mentesbk@apci.com
                                                           -----------------

     Investor Inquiries:
     -------------------
           Alexander W. Masetti, tel: (610) 481-7461; e-mail: masettaw@apci.com
                                                              ------------------

Photos of John R. Owings and Marshall Sullivan are available at www.airproducts.com/
pressroom/restricted/bios/highrespics/OwingsJohn_informal.jpg
-------------------------------------------------------------
and
www.airproducts.com/
pressroom/restricted/bios/highrespics/SullivanM_informal.jpg,
------------------------------------------------------------
respectively.




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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                  Air Products and Chemicals, Inc.
                               ---------------------------------------
                               (Registrant)




Dated: 23 April 2002       By:           /s/Paul E. Huck
                               ---------------------------------------
                                         Paul E. Huck
                               Vice President and Corporate Controller
                                      (Chief Accounting Officer)


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